GRAPHIC OMITTED  MERRIMAN
                 INVESTMENT TRUST



      MERRIMAN                                   MERRIMAN INVESTMENT TRUST
HIGH YIELD BOND FUND                           1200 Westlake Ave N, Suite 700
                                                     Seattle, WA  98109
                                                      1-800-423-4893
                                                      1-206-285-8877
      MERRIMAN                                     www.merrimanfunds.com
GROWTH & INCOME FUND
                                                     INVESTMENT MANAGER
                                                     Merriman Investment
                                                     Management Company
      MERRIMAN                                  1200 Westlake Ave N, Suite 700
   LEVERAGED GROWTH                                   Seattle, WA  98109
         FUND
                                                       CUSTODIAN AND
                                                       TRANSFER AGENT
                                                 US Bancorp Fund Services, LLC
                                                         PO Box 701
                                                      Milwaukee, WI  53201
                                                        1-800-224-4743
     ANNUAL REPORT
                                                         FUND COUNSEL
      YEAR ENDED                                     Sullivan & Worcester
   September 30, 2002                               Boston, Massachusetts


                                            OFFICES & TRUSTEES

                                    PAUL A. MERRIMAN, President and Trustee

                                    WILLIAM L. NOTARO, Executive Vice President,
                                    Secretary, Treasurer, and Trustee

                                    DAVID A. EDERER, Trustee

                                    BEN A. REPPOND, Trustee

                                    DONALD E. WEST, Trustee

Dear Fellow Shareholder:

As the stock market extended its long slide, the Merriman Mutual Funds completed another fiscal year on September 30, 2002 with returns that were disappointing. The funds' continuing losses are neither comfortable nor desirable. However, our shareholders expect us to manage their money with discipline, and we have continued to do that. As we said one year ago, we believe the market's losing streak is temporary, and that the markets will recover.

The performance of each fund during that year is detailed later in this letter. To summarize: the Merriman High Yield Bond Fund produced a total return of -2.07 percent; the Merriman Growth and Income Fund fell 4.78 percent; the Merriman Leveraged Growth Fund was down 6.12 percent.

Under the circumstances, those losses were very mild. In the same 12 months, the Standard & Poor's 500 Index and the Nasdaq 100 Index each fell 21.7 percent, and the Morgan Stanley Europe Australia Far East Index known as EAFE fell 15.3 percent.

All the assets in our funds are governed by timing systems, which reduced the volatility of the funds and the losses that would have been experienced by shareholders if they had owned comparable assets throughout the whole period. Timing, in our view, is an extremely useful tool in managing the risks that all investors face.

MANAGING RISKS

Much of the following discussion appeared in my letter to shareholders one year ago. All of it is worth repeating now.

Most individual investors either do not properly understand risk or choose to ignore it. In a bull market, money almost always floods into stocks and mutual funds, even as each upward tick in price raises the risk of an investment and reduces its potential return. In a bear market, many investors are extremely reluctant to invest, even though each drop in price reduces risk and increases potential return.

The risks facing investors are unusually visible now. The world has been plunged into a new level of uncertainty and insecurity, challenging most people's assumptions about the future. The possibility of a prolonged global recession is real. So is the possibility of a prolonged and difficult war.

We are now more than two and a half years into a down market of a magnitude not seen since the early 1930s. The Dow Jones Industrial Average, in the second and third quarters of 2002, went through its worst six-month period since 1937.

Despite the bear market, we believe the future holds many fine opportunities for patient investors who can carefully manage the level of risk to which they expose themselves. Fundamentally, successful investing means getting paid for taking calculated risks.

Managing investment risks is at the core of our work. It is not a sideline for us.

It may be useful to list some of the major risks that investors take and how to effectively manage them.

INFLATION RISK is the chance that money you save or earn will lose its purchasing power. In the span of a month, a quarter or a year, inflation is largely invisible and often appears benign. But over time it is a powerful factor that erodes wealth. In the 25 years from 1977 through 2001, inflation rose at a compound rate of 4.6 percent per year. A couple who retired in 1977 on a fixed income of $2,000 a month would have seen its purchasing power fall by two-thirds: that income was worth only $647 of 1977 goods in the year 2001. Although that rate of inflation seems high by standards of the past few years, it is exactly the same as the average for all the 25-year periods that ended from 1950 through 2001.

The way to protect against inflation risk is to own at least some equity assets, such as stock funds, that can increase in value. Without that protection, the "security" of a fixed income, even if guaranteed, gradually becomes an illusion.

MANAGER RISK is the chance that your money manager will underperform the broad stock or bond market. Most portfolio managers have brief times during which they "beat the market." That's how they get and hold their jobs. But over periods of years, almost all managers underperform. The way to protect against this risk is to diversify by hiring multiple money managers. This is what we do, in effect, in our mutual funds, which invest in some of the best performing mutual funds available anywhere.

ASSET RISK is the chance you can be invested in the wrong asset class for an extended period of time. Far too many investors put most or all of their money in whatever asset classes have been showing superior recent performance. The problem is that even the most successful asset classes have long periods of underperformance.

The way to protect yourself from this risk is to diversify properly. Most investors should have at least some assets in stocks and at least some in bonds. Most stock investors should have at least some representation in small-cap stocks, value stocks and international stocks as well as the more popular large-cap U.S. stocks. We provide this diversification within our equity funds.

We believe so strongly in diversification - and in serving our shareholders - that we provide a free service that's almost unheard-of among mutual funds. Any Merriman Mutual Funds shareholder who wishes to review his or her asset allocation is eligible for personal guidance from the funds' two co-portfolio managers, William Notaro and Paul A. Merriman.

MARKET RISK is clearly understood today by millions of investors for whom it may have been only a vague concept a few years ago. Market risk is the chance that the entire market will decline when you need to sell. In the long run, the markets are likely to continue their upward course. But nobody can accurately and consistently predict shorter-term fluctuations.

Equity investors have two ways to protect themselves from market risk. The first is to include enough fixed-income assets in their portfolios to keep expected temporary losses within their risk tolerance. The second, which we use in our funds, is to move into and out of each investment from time to time following a system of mechanical market timing. Including the Merriman High Yield Bond Fund in a portfolio may reduce the volatility of equity investments.

Bond investors can protect themselves from market risk through the use of market timing or by investing in short-term bonds, which are less volatile than bonds of longer maturities.

EVENT RISK is the chance that some unexpected event will topple the market, or some part of it in which you are invested. This may be an assassination, a natural disaster, a political upheaval or some man-made crisis that causes investors to suddenly question their views of the future. The terrorist attacks of September 11, 2001 are an unfortunate example.

There is no absolute protection against event risk unless you keep all your money in government-guaranteed bank accounts. And that exposes you to inflation risk. Your two best protections are proper asset allocation and an emergency fund. We believe the Merriman High Yield Bond Fund may be a suitable vehicle for such an emergency fund.

THE OUTLOOK

We are often asked for our views of the months and quarters just ahead. But we aren't qualified to forecast the future, and we don't try to do so. We are neither bulls nor bears. We are more accurately described as strategists who use our mechanical systems to help us preserve capital in the bad times and make money in the good times.

I hope it goes without saying that we will welcome the time when we can once again be reporting performance in positive numbers instead of negative ones. I know we are getting closer to that time.

The last prolonged bear market was in 1973 and 1974. I can't help remembering what it was like being in the investment business in 1974. In the first half of that year, the market was staggering. In the third quarter, it was knocked out, with the S&P 500 Index falling 26 percent. Almost every stock was down, and volatility was higher than it had been in nearly 40 years.

Nobody wanted to buy stocks, and popular financial magazines like Money were declaring that the stock market had become a poor source of financial security for most Americans. Real estate, gold, commodities and collectibles - all those were touted as the modern way to wealth. In retrospect, despite all the gloom, late 1974 was a terrific time to put money into the stock market.

Things seem similarly gloomy today. This fall, the University of Michigan's widely followed survey of consumer sentiment sank to its lowest point since September 1993. Corporate scandals continue to undermine our ability to trust the financial results on which investment decisions are made.

All this might be an encouraging sign. It's ironic, but many analysts believe this bear market won't end until almost all optimism is "washed out" of investors' expectations. Are we there yet? It doesn't feel like it, but we're certainly getting closer. There's no way to know until after the fact.

I think there's an interesting comparison between the market now and the market just three years ago, in the heady days of late 1999.

Without a doubt, the market is governed by expectations. Three years ago, expectations (and stock valuations) were extremely high, based on the assumption that everything would go right. Right now, expectations (and stock valuations) are much lower. Investors don't expect things to go right. And that sets the stage for today's low expectations to be exceeded. When that starts to happen consistently, we may have reached the end of this painful bear market.

We believe that now, more than ever, investors should pay close attention to keeping their risks within tolerable limits, to maintaining readily-available emergency funds and to adopting conservative expectations for their investments and lifestyles. In our view, the Merriman Mutual Funds are excellent investment vehicles for these uncertain times.

HOW WE MANAGE THESE FUNDS

As an investor, I want long-term results. Yet I want to know my assets are being actively protected every moment the markets are open. We believe our shareholders deserve nothing less than that. While our investment focus is on long-term results, we manage our funds in the short-term. Every business day, we track current market trends that affect every asset in our portfolio, and we are always ready to act on any new signals from our timing models to guide us as we attempt to maximize gains and minimize losses.

MERRIMAN HIGH YIELD BOND FUND

The Merriman High Yield Bond Fund invests in U.S. high-yield bond funds. When our timing systems indicate declining markets, we shift assets to money-market instruments and other cash equivalents

NOTE: A graph appears at this location in the text comparing the change in value of a $10,000 investment in the Merriman High Yield Bond Fund and the Salomon Big Index.

Start Date                                      10-06-88
End Date                                        09-30-02
Beginning Value                                 $10,000
End Value - Merriman Flexible Bond Fund         $18,751
End Value - Salomon Big Index                   $26,666
Average Annual Total Return of
   Merriman Flexible Bond Fund     1YR        5YR      10YR      Since Inception
                                 -2.07%      1.03%     4.21%          5.40%

In the 12 months ending September 30, the fund lost 2.07 percent. According to Morningstar, an untimed portfolio of U.S. high yield bond funds would have lost
2.16 percent. According to Morningstar, the Fund's volatility over the past five years was 58 percent less than that of the weighted avearage of the components of the Appropriate Benchmark.

MERRIMAN GROWTH & INCOME FUND

The Growth & Income Fund invests primarily in growth and growth & income funds, both domestic and international. Our present investment policy allocates 65 percent of the portfolio to U.S. equity funds and 35 percent to international equity funds. For the 12 months ending September 30, the Fund lost 4.78 percent. A similar mix of domestic and international funds without timing, (the

Start Date                                      12-29-88
End Date                                        09-30-02
Beginning Value                                 $10,000
End Value - Merriman Growth & Income Fund       $19,036
End Value - S&P 500 Index                       $34,417
Average Annual Total Return of
  Merriman Growth & Income Fund     1YR         5YR      10YR    Since Inception
                                   -4.78%      -0.70%    5.05%        5.60%

Appropriate Benchmark for this fund) was down 14.2 percent. According to Morningstar data, the Fund's volatility over the past five years was 59 percent less than that of the Appropriate Benchmark.

MERRIMAN LEVERAGED GROWTH FUND

The Leveraged Growth Fund's defensive strategy uses market timing systems similar to those of the Growth & Income Fund and maintains a similar balance of domestic and international funds. During rising markets, this Fund takes a more aggressive approach in order to seek above-average returns. The Fund may borrow up to $1 for every $2 of its net assets in order to make additional investments when our timing models indiciate a high probability of gain.

Start Date                                      05-27-92
End Date                                        09-30-02
Beginning Value                                 $10,000
End Value - Merriman Leveraged Growth Fund      $16,960
End Value - S&P 500 Index                       $24,023
Average Annual Total Return of
  Merriman Growth & Income Fund     1YR         5YR      10YR    Since Inception
                                  -6.12%      -0.71%     5.35%        5.20%

For those 12 months ended September 30, the Fund's total return was down 6.12 percent, compared with a loss of 14.2 percent for a similar mix of domestic and international equity funds held without timing or leverage, (the Appropriate Benchmark for this fund). According to Morningstar, the Fund's volatility over the past five years was 25.8 percent less than the weighted average of the components of the Appropriate Benchmark.

* Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

IN SUMMARY

While U.S. stocks have provided rich rewards for investors, a lack of discipline and preparation has led many people into untimely, emotional investment decisions that have compounded whatever damage their portfolios have suffered in this bear market. In our view, broad diversification, coupled with automatic, mechanical timing, is the best way investors can avoid such untimely decisions and minimize market risks while they attempt to preserve and grow their capital. We appreciate your confidence in the Merriman Mutual Funds and in our defensive approach to investing. We will continue to closely watch each of your investments every business day.

Sincerely,





Paul A. Merriman
President

                         MERRIMAN HIGH YIELD BOND FUND
                            Portfolio of Investments
                               September 30, 2002



                                                                   MARKET VALUE
  SHARES                                                             (NOTE 2A)
  ------                                                             ---------
               DOMESTIC BOND FUNDS: 19.25%
               ---------------------------
  30,691       Columbia Short Term Bond Fund ....................       $267,015
  28,087       Fidelity Advisor Short Fixed Income Fund .........        265,989
  24,821       Scudder Short Term Bond Fund .....................        265,338
                                                                         -------
               Total Domestic Bond Funds
               (Cost $782,341)...................................        798,342
                                                                         -------

               MONEY MARKET FUNDS: 75.81%
               --------------------------
 221,793       AIM Cash Reserves Fund ...........................        221,793
 221,414       Columbia Daily Income Fund .......................        221,414
 222,681       Federated Money Market Trust .....................        222,681
 223,160       Federated US Treasury Obligation Fund ............        223,160
 222,373       Fidelity Daily Money Market Fund .................        222,373
 221,382       Goldman Sachs Prime Obligations  Fund ............        221,382
 220,151       ING Money Market Fund ............................        220,151
 226,401       Liberty Money Market Fund ........................        226,401
 258,499       Neuberger Berman Cash Reserves ...................        258,499
 222,395       Oppenheimer Cash Reserves Fund ...................        222,395
 222,969       Oppenheimer Money Market Fund ....................        222,969
 222,981       SAFECO Money Market Fund .........................        222,981
 211,576       Salomon Brothers Cash Mgmt Fund ..................        211,576
 227,061       Value Line Cash Fund .............................        227,061
                                                                         -------
               Total Money Market Funds
               (Cost $3,144,836).................................      3,144,836
                                                                       ---------


PRINCIPAL
  AMOUNT
  ------
               SHORT-TERM DEMAND NOTES:  4.96%
               ------------------------  -----
 $205,600      US Bancorp Demand Note
               1.5606%, 12/31/2031...............................        205,600
                                                                         -------

               Total Short-Term Demand Notes
               (Cost $205,600)...................................        205,600
                                                                         -------

               Total Investment in Securities
               (Cost $4,132,777) (a)............           100.02%     4,148,778

               Liabilities in Excess
                of Other Assets.................            (0.02)%        (680)
                                                            -----          ----

               NET ASSETS                                   100.00%  $ 4,148,098
                                                            ======   ===========



(a) Cost for federal income tax purposes is the same and net unrealized appreciation consists of:

               Gross unrealized appreciation.....................    $    16,001
               Gross unrealized depreciation.....................              -
                                                                     -----------
               Net unrealized appreciation.......................    $    16,001
                                                                     ===========


                         MERRIMAN GROWTH & INCOME FUND
                            Portfolio of Investments
                               September 30, 2002



                                                                    MARKET VALUE
  SHARES                                                              (NOTE 2A)
  ------                                                              ---------
               DOMESTIC EQUITY FUNDS:  8.69%
               -----------------------------
  24,237       Columbia Growth Fund .............................       $481,104
  17,814       Federated Stock Trust ............................        444,453
                                                                         -------
               Total Domestic Equity Funds
               (Cost $1,070,850).................................        925,557
                                                                         -------

               MONEY MARKET FUNDS:  86.37%
               ---------------------------
 542,270       AIM Cash Reserves Fund ...........................        542,270
 521,160       Am Century Prime Money Market Fund ...............        521,160
 120,000       Am Century US Govt Money Market Fund .............        120,000
 500,172       Columbia Daily Income Fund .......................        500,172
 475,000       Federated Short Term US Govt Trust ...............        475,000
 514,369       Fidelity Cash Reserves Fund ......................        514,369
 546,854       Fidelity US Govt Reserves Fund ...................        546,854
 587,092       ING Money Market Fund ............................        587,092
 539,226       INVESCO Cash Reserves ............................        539,226
 523,195       Janus Money Market Fund ..........................        523,195
 508,530       Liberty Money Market Fund ........................        508,530
 285,489       Neuberger Berman Cash Reserves Fund ..............        285,489
 545,380       Potomac US Govt Money Market Fund ................        545,380
 548,957       Rydex US Gov't Money Market Fund .................        548,957
 515,461       SAFECO Money Market Fund .........................        515,461
 544,387       Scudder Cash Investment Trust ....................        544,387
 536,787       Scudder US Treasury Money Market Fund ............        536,787
 300,040       USAA Money Market Fund ...........................        300,040
 546,268       Value Line Cash Fund .............................        546,268
                                                                         -------
               Total Money Market Funds
               (Cost $9,200,637).................................      9,200,637
                                                                       ---------


PRINCIPAL
  AMOUNT
  ------
               SHORT-TERM DEMAND NOTES:   4.82%
               --------------------------------
$ 514,000      US Bancorp Demand Note
               1.6588%, 12/31/2031...............................        514,000
                                                                         -------
               Total Short-Term Demand Notes
               (Cost $514,000)...................................        514,000
                                                                         -------

               Total Investment in Securities
               (Cost $10,785,487) (a).........................99.88%  10,640,194

               Liabilities in Excess
                of Other Assets................................0.12%      12,398
                                                              -----       ------

               NET ASSETS................................... 100.00% $10,652,592
                                                             ======  ===========


(a) Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

               Gross unrealized appreciation.....................    $        -
               Gross unrealized depreciation.....................      (145,293)
                                                                       --------
               Net realized depreciation.........................    $ (145,293)
                                                                     ==========

                 See Accompanying Notes to Financial Statements

                         MERRIMAN LEVERAGED GROWTH FUND
                            Portfolio of Investments
                               September 30, 2002


                                                                    MARKET VALUE
  SHARES                                                             (NOTE 2A)
  ------                                                             ---------

               DOMESTIC EQUITY FUNDS:  16.55%
               ------------------------------
  57,998       American Century Equity Growth Fund ..............       $817,766
  19,863       American Century Real Estate Fund ................        308,876
  31,879       Federated Stock Trust ............................        795,386
  22,641       Fidelity Select Gold Portfolio ...................        491,075
  16,310       Fidelity Select Medical Delivery .................        485,871
  31,807       INVESCO Real Estate Opportunity Fund .............        239,186
                                                                         -------
               Total Domestic Equity Funds
               (Cost $3,437,000).................................      3,138,160

               MONEY MARKET FUNDS:  75.67%
               ---------------------------
  450,131      American Century Prime Money Mkt Fund ............        450,131
  956,848      Dreyfus Founders Money Market Fund ...............        956,848
   25,719      Federated Money Market Trust .....................         25,719
  989,444      Federated US Treasury Obligation Fund ............        989,444
  971,684      Fidelity Cash Reserves Fund ......................        971,684
  940,400      Fidelity Select Money Market Portfolio ...........        940,400
1,482,668      Goldman Sachs Prime Obligations Fund .............      1,482,668
  654,428      ING Money Market Fund ............................        654,428
  730,307      INVESCO Cash Reserves Fund .......................        730,307
  975,211      Liberty Money Market Fund ........................        975,211
  969,635      Robertson Stephens Money Market Fund .............        969,635
  885,240      Rydex US Govt Money Market Fund ..................        885,240
  985,846      Scudder Cash Investment Trust ....................        985,846
  600,000      Scudder Money Market Fund ........................        600,000
  890,000      Scudder Prime Reserve Shares .....................        890,000
  883,382      Scudder US Treasury Money Market Fund ............        883,382
  960,233      USAA Money Market Fund ...........................        960,233
                                                                         -------
               Total Money Market Funds
               (Cost $14,351,176)................................     14,351,176
                                                                      ----------


PRINCIPAL
  AMOUNT
  ------
               SHORT-TERM DEMAND NOTES:  6.27%
               -------------------------------
$ 253,300      American Family Demand Note
               1.4124%, 12/31/2031...............................        253,300
  935,900      US Bancorp Demand Note
               1.5606%, 12/31/2031...............................        935,900
                                                                         -------

               Total Short-Term Demand Notes
               (Cost $1,189,200).................................      1,189,200
                                                                       ---------

               Total Investment in Securities
               (Cost $18,977,376) (a)........................98.49%   18,678,536

               Liabilities in Excess
               of Other Assets............................... 1.51%      286,243
                                                              ----       -------
               NET ASSETS...................................100.00% $ 18,964,779
                                                           =======  ============

(a) Cost for federal income tax purposes is the same and net unrealized depreciation consists of:

               Gross unrealized appreciation.....................   $     9,946
               Gross unrealized depreciation.....................      (308,786)
                                                                       --------
               Net unrealized depreciation.......................   $  (298,840)
                                                                    ===========

                  See Accompany Notes to Financial Statements

                      STATEMENTS OF ASSETS AND LIABILITIES
                               September 30, 2002


                                                                            MERRIMAN        MERRIMAN
                                                            MERRIMAN        GROWTH &        LEVERAGED
                                                        HIGH YIELD BOND      INCOME          GROWTH
                                                              FUND            FUND            FUND
                                                              ----            ----            ----
ASSETS
Investments in securities, at market value
 (identified cost $4,132,777, $10,785,487 and
 $18,977,376, respectively) (Note 2)                     $  4,148,778     $  10,640,194     $  18,678,536
Cash                                                               42                37                 -
Dividends and interest receivable                               5,979            10,082            25,688
Receivable for fund shares sold                                     -            22,785           292,298
Prepaid expenses                                                  481             4,867             4,582
                                                                  ---             -----             -----
   Total assets                                             4,155,280        10,677,965        19,001,104
                                                            ---------        ----------        ----------
LIABILITIES
Cash Overdraft                                                      -                 -                 2
Payable for fund shares redeemed                                  626                 -                72
Accrued management fees                                         1,868            10,520            18,677
Other accrued expenses                                          4,688            14,853            17,574
                                                                -----            ------            ------
   Total liabilities                                            7,182            25,373            36,325
                                                                -----            ------            ------

NET ASSETS
 (Applicable to 474,748,  1,515,405, and 2,519,296
 shares of beneficial interest with no par value,
 unlimited number of shares authorized)                  $  4,148,098      $ 10,652,592      $ 18,964,779
                                                         ============      ============      ============

PRICING OF SHARES
Net asset value, offering and redemption price per share
$ 4,148,098 /    474,748 shares                          $       8.74
                                                         ============
$10,652,592 / 1,515,405 shares                                             $       7.03
                                                                           ============
$18,964,779 / 2,519,296 shares                                                               $       7.53
                                                                                             ============


NET ASSETS
 At September 30, 2002, net assets consisted of:
  Paid-in capital                                         $ 4,962,430       $12,750,088      $ 24,837,954
  Undistributed net investment income                           2,785                 -                 -
  Accumulated net realized loss                              (833,118)       (1,952,203)       (5,574,335)
  Unrealized appreciation (depreciation) on investments        16,001          (145,293)         (298,840)
                                                               ------          --------          --------
                                                          $ 4,148,098       $10,652,592      $ 18,964,779
                                                          ===========       ===========      ============

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS
                     For the Year Ended September 30, 2002



                                                                                    MERRIMAN        MERRIMAN
                                                                       MERRIMAN     GROWTH &        LEVERAGED
                                                                   HIGH YIELD BOND   INCOME           GROWTH
                                                                         FUND         FUND             FUND
                                                                         ----         ----             ----
INVESTMENT INCOME
  Interest                                                             $   6,437    $   6,426    $    14,418
  Dividends                                                              183,239      159,523        249,609
                                                                         -------      -------        -------
   Total investment income                                               189,676      165,949        264,027
                                                                         -------      -------        -------

EXPENSES
  Management fees (Note 3)                                                51,997      148,307        262,313
  Accounting services                                                     16,837       34,399         65,671
  Custodian fees                                                           5,705        4,366          8,048
  Transfer agent fees                                                     10,027       10,035         19,706
  Interest expense (Note 4)                                                    -            -         52,845
  Professional services                                                    6,001       21,253         38,791
  Registration fees                                                        2,933        1,931          4,231
  Insurance and other                                                      3,129        9,766         15,438
  Printing                                                                   860        1,405          2,476
  Trustees fees                                                              567        1,246          2,302
                                                                             ---        -----          -----

  Expenses before reimbursement                                           98,056      232,708        471,821
                                                                          ------      -------        -------
  Reimbursement by advisor (Note 3)                                       20,061        1,451          9,459
                                 -                                        ------        -----          -----
  Total expenses                                                          77,995      231,257        462,362
                                                                          ------      -------        -------
  Net investment income (loss)                                           111,681      (65,308)      (198,335)
                                                                         -------      -------       --------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
  Net realized loss from security transactions                          (238,426)    (347,211)      (755,466)
  Capital  gain distributions from  regulated  investment companies            -       15,687         61,775
  Net  increase (decrease) in unrealized appreciation/
    depreciation  of investments                                          16,001     (145,293)      (320,012)
                                                                          ------     --------       --------

  Net realized and unrealized loss on investments                       (222,425)    (476,817)    (1,013,703)
                                                                        --------     --------     ----------
  Net decrease in net assets resulting from
   operations                                                          $(110,744)   $(542,125)   $(1,212,038)
                                                                       =========    =========    ===========


                 See Accompanying Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            MERRIMAN HIGH YIELD               MERRIMAN GROWTH &
                                                                                 BOND FUND                       INCOME FUND
                                                                                 ---------                       -----------

                                                                          YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                        SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,  SEPTEMBER 30,
                                                                            2002             2001           2002             2001
                                                                            ----             ----           ----             ----
OPERATIONS:
  Net investment income (loss)                                           $   111,681    $   383,992     $   (65,308)       $109,373
  Net realized loss on investments                                         (238,426)       (466,790)       (347,211)     (1,671,221)
  Capital gain distributions from regulated investment
   companies                                                                      -               -          15,687         180,910
  Net increase (decrease) in unrealized appreciation/depreciation
   on investments                                                            16,001          52,218        (145,293)         65,508
                                                                             ------          ------        --------          ------
  Net decrease in net assets resulting from operations                     (110,744)        (30,580)       (542,125)     (1,315,430)

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments                             -               -               -        (689,128)
  Distributions from net investment income                                 (109,668)       (384,517)        (45,748)       (157,450)

CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net assets resulting from capital
   share transactions (Note 7)                                           (1,526,114)       (862,477)     (1,614,358)      6,693,888
                            -                                            ----------        --------      ----------       ---------
  Total increase (decrease)                                              (1,746,526)     (1,277,574)     (2,202,231)      4,531,880

NET ASSETS
  Beginning of year                                                       5,894,624       7,172,198      12,854,823       8,322,943
                                                                          ---------       ---------      ----------       ---------
  End of year*                                                          $ 4,148,098     $ 5,894,624    $ 10,652,592    $ 12,854,823
                                                                        ===========     ===========    ============    ============

* Including undistributed net investment income of:                     $     2,785     $       772       $       -    $     45,541
                                                                        ===========     ===========       ========     ============



                                                       MERRIMAN LEVERAGED
                                                          GROWTH FUND
                                                          -----------

                                                YEAR ENDED          YEAR ENDED
                                               SEPTEMBER 30,       SEPTEMBER 30,
                                                   2002                 2001
                                                   ----                 ----
OPERATIONS:
  Net investment income (loss)                 $  (198,335)        $    192,611
  Net realized loss on investments                (755,466)          (5,031,514)
  Capital gain distributions from regulated
   investment companies                             61,775              517,317
  Net decrease in unrealized appreciation/
   depreciation on investments                    (320,012)            (228,364)
                                                  --------             --------
  Net decrease in net assets resulting
   from operations                              (1,212,038)          (4,549,950)
                                                ----------           ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain
   on investments                                        -           (3,206,536)
  Distributions from net investment income        (192,037)            (503,764)

CAPITAL SHARE TRANSACTIONS:
  Increase (decrease) in net assets resulting
   from capital share transactions (Note 7)     (2,089,612)          10,014,373
                                                ----------           ----------
  Total increase (decrease)                     (3,493,687)           1,754,123

NET ASSETS
  Beginning of year                             22,458,466           20,704,343
                                                ----------           ----------
  End of year*                                 $18,964,779          $22,458,466
                                               ===========          ===========

* Including undistributed net investment
  income of:                                   $         -          $   192,247
                                               ===========          ===========

                 See Accompanying Notes to Financial Statements

                         MERRIMAN LEVERAGED GROWTH FUND
                            STATEMENT OF CASH FLOWS



                                                     YEAR ENDED      YEAR ENDED
                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                        2002            2001
                                                        ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Dividends and interest received                     $ 284,445     $   554,715
  Operating expenses paid                              (464,940)       (431,717)
  Net (purchases) sales of short-term investments     5,404,631      (8,385,632)
  Purchases of portfolio securities                 (61,197,964)    (65,182,405)
  Proceeds from sales of portfolio securities        58,193,700      74,211,910
  Long-term capital gain distributions received          61,775         517,317
                                                         ------         -------
    Net cash provided by operating activities         2,281,647       1,284,188
                                                      ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from capital shares sold                   7,506,679       1,555,256
  Payments on capital shares redeemed                (9,785,131)     (2,795,066)
  Cash dividends paid                                    (3,197)        (44,413)
  Net increase (decrease) in loan payable to
   custodian bank                                          11 -               -
                                                      ---------       ---------
Net cash used for financing activities               (2,281,649)     (1,284,223)
                                                     ----------      ----------
Net change in cash                                           (2)            (35)
Cash at beginning of period                                   -              35
                                                     ----------      ----------

Cash at end of period                               $        (2)     $        -
                                                    ===========      ==========

RECONCILIATION OF NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH PROVIDED
  BY (USED FOR) OPERATING ACTIVITIES:
  Net increase (decrease) in net assets resulting
   from operations                                  $(1,212,038)    $(4,549,950)

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
  PROVIDED BY (USED FOR) OPERATING ACTIVITIES:
  (Increase) decrease in investment securities        3,753,312       5,902,282
  (Increase) decrease in dividends and interest
    receivable                                           20,418         (16,431)
  (Increase) decrease in receivable for capital
    stock sold                                         (292,298)            100
  (Increase) decrease in prepaid expenses                17,774         (14,909)
  Increase (decrease) in accrued management fees         (1,173)         (8,377)
  Increase (decrease) in other accrued expenses          (1,405)        (31,542)
  Increase (decrease) in payable for fund shares
   redeemed                                              (2,943)          3,015
                                                         ------           -----

  Total Adjustments                                   3,493,685       5,834,138
                                                      ---------       ---------
   Net cash provided by operating activities        $ 2,281,647     $ 1,284,188
                                                    ===========     ===========

Non-cash financing activities included herein consist of:

(A) Reinvestment of distributions to shareholders of $188,840 and $3,665,895 for the years ended September 30, 2002 and September 30, 2001, respectively.

(B) Acquisition of Merriman Capital Appreciation Fund's net assets of $7,588,288 as of September 28, 2001.

                  See Accompany Notes to Financial Statements

                             MERRIMAN MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS

                        HIGH YIELD BOND FUND
                        (for a share outstanding throughout the period) Year Ended September 30,



                                                       2002          2001          2000          1999         1998
                                                       ----          ----          ----          ----         ----
Net asset value, beginning of year                 $   9.12      $   9.79      $   9.96      $  10.15      $ 10.74
                                                   --------      --------      --------      --------      -------
Income from investment operations
  Net investment income                                0.20          0.58          0.43          0.46         0.63
  Net gains or losses on securities
    (realized and unrealized)                         (0.39)        (0.67)        (0.17)        (0.19)       (0.32)
                                                      -----         -----         -----         -----        -----
  Total from investment operations                    (0.19)        (0.09)         0.26          0.27         0.31
                                                      -----         -----          ----          ----         ----
Less distributions:
  From investment income                              (0.19)        (0.58)        (0.43)        (0.46)       (0.67)
  From realized capital gains                             -             -             -             -        (0.23)
                                                      -----         -----         -----         -----        -----
  Total distributions                                 (0.19)        (0.58)        (0.43)        (0.46)       (0.90)
                                                      -----         -----         -----         -----        -----
Net asset value, end of year                       $   8.74      $   9.12      $   9.79       $  9.96      $ 10.15
                                                   ========      ========      ========       =======      =======
Total return                                          (2.07)%       (1.06)%        2.66%         2.71%        3.03%

Net assets, end of year ($000)                     $  4,148      $  5,895  $      7,172       $ 7,976      $ 7,500
Ratio of expenses to average net assets                1.89%*        1.67%*        1.65%*        1.57%*       1.50%
Ratio of net income to average net assets              2.16%         5.78%         4.27%         4.52%        5.93%

Portfolio turnover rate                              336.37%       675.32%       774.04%       435.08%      206.12%




                        GROWTH & Income Fund
                        (for a share outstanding throughout the period) Year Ended September 30,



                                                       2002          2001          2000         1999          1998
                                                       ----          ----          ----         ----          ----
Net asset value, beginning of year                 $   7.41      $  10.11      $  10.34      $  9.87      $  12.96
                                                   --------      --------      --------      -------      --------
Income from investment operations
   Net investment income (loss)                       (0.04)         0.11          0.13         0.08          0.32
   Net gains or losses on securities
    (realized and unrealized)                         (0.31)        (1.75)         0.44         1.40         (0.17)
                                                      -----         -----          ----         ----         -----
   Total from investment operations                   (0.35)        (1.64)         0.57         1.48          0.15
                                                      -----         -----          ----         ----          ----
Less distributions:
   From investment income                             (0.03)        (0.20)        (0.02)       (0.15)        (0.27)
   From realized capital gains                            -         (0.86)        (0.78)       (0.86)        (2.97)
                                                      -----         -----         -----        -----         -----
   Total distributions                                (0.03)        (1.06)        (0.80)       (1.01)        (3.24)
                                                      -----         -----         -----        -----         -----
Net asset value, end of year                       $   7.03      $   7.41      $  10.11      $ 10.34     $    9.87
                                                   ========      ========      ========      =======     =========
Total return                                          (4.78)%      (17.46)%        4.96%       13.61%         2.99%

Net assets, end of year ($000)                     $ 10,653      $ 12,855      $  8,323      $ 8,762     $   8,518
Ratio of expenses to average net assets                1.96%*        2.02%         1.81%        1.79%         1.75%
Ratio of net income (loss) to average net assets      (0.55)%        1.57%         1.23%        0.68%         2.61%

Portfolio turnover rate                              413.29%       414.07%       371.80%      276.73%       280.78%

* Prior to reimbursement from advisor


                 See Accompanying Notes to Financial Statements

                             MERRIMAN MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (continued)

                                           LEVERAGED GROWTH FUND
                                 (for a share outstanding throughout the period)
                                        Year Ended September 30,



                                                       2002          2001          2000          1999         1998
                                                       ----          ----          ----          ----         ----
Net asset value, beginning of year                 $   8.09      $  12.96      $  12.57      $  10.66      $  14.85
                                                   --------      --------      --------      --------      --------
Income from investment operations
   Net investment income (loss)                       (0.08)         0.04          0.32         (0.06)         0.06
   Net gains or losses on securities
    (realized and unrealized)                         (0.41)        (2.59)         1.65          2.63         (1.18)
                                                      -----         -----          ----          ----         -----
   Total from investment operations                   (0.49)        (2.55)         1.97          2.57         (1.12)
                                                      -----         -----          ----          ----         -----
Less distributions:
   From investment income                             (0.07)        (0.28)            -             -         (0.06)
   From realized capital gains                            -         (2.04)        (1.58)        (0.66)        (3.01)
                                                      -----         -----         -----         -----         -----
    Total distributions                               (0.07)        (2.32)        (1.58)        (0.66)        (3.07)
                                                      -----         -----         -----         -----         -----
Net asset value, end of year                       $   7.53      $   8.09      $  12.96      $  12.57      $  10.66
                                                   ========      ========      ========      ========      ========
Total return                                          (6.12)%      (22.70)%       14.67%        24.33%        (6.71)%

Net assets end of year($000)                       $ 18,965      $ 22,458      $ 20,704      $ 18,754      $ 15,488
Ratio of expenses to average net assets (a)            2.26%*        2.11%*        1.88%         2.60%         3.13%
Ratio of net income (loss) to average net assets      (0.95)%        1.06%         2.26%        (0.46)%        0.46%

Portfolio turnover rate                              515.83%       627.91%       440.73%       307.56%       351.46%


(a) Expenses include interest expense of 0.25%, 0.20%, 0.14%, 0.83%, and 1.38% for 2002, 2001, 2000, 1999, and 1998, respectively.

* Prior to reimbursement from advisor









Information relating to outstanding debt during the year shown below.

                           Average             Average            Number
                        mount of Debt       Amount of Debt       of Shares        Average Amount of
                        Outstanding at       Outstanding        Outstanding         Debt per Share
Year ended                End of Year       During the Year   During the Year      During the Year
----------                -----------       ---------------   ---------------      ---------------
September 30, 2002      $           -         $  783,534         2,617,095              $0.30

September 30, 2001      $           -         $  335,068         1,862,545              $0.18

September 30, 2000      $           -         $  196,311         1,585,622              $0.12

September 30, 1999      $           -         $1,708,403         1,475,597              $1.16

September 30, 1998      $           -         $2,521,205         1,403,276              $1.80


                 See Accompanying Notes to Financial Statements

                           MERRIMAN INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Merriman High Yield Bond Fund, Merriman Growth & Income Fund, and Merriman Leveraged Growth Fund (the "Funds") are separate series of Merriman Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Trust was organized in 1987 as a Massachusetts Business Trust and may issue an unlimited number of shares of beneficial interest without par value in separate classes of "funds."

     Each fund has specific investment objectives: The objectives of the High Yield Bond Fund are high income with some consideration to growth of capital. The objectives of the Growth & Income Fund are long-term growth of capital, income and, secondarily, preservation of capital. The objective of the Leveraged Growth Fund is capital appreciation through the use of leverage and other investment practices.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed in the preparation of the Trust's financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Short-term debt securities are valued at amortized cost, which approximates market value. Investments in regulated investment companies (mutual funds) are valued at the net asset value per share.

B. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

     Capital loss carry forwards, as of September 30, 2002, available to offset furture capital gains, if any, are as follows:

                                                       EXPIRING
     FUND                                  AMOUNT      THROUGH
     ----                                  ------      -------
     Merriman High Yield Bond Fund      $  594,693       2010
     Merriman Growth & Income Fund       1,620,689       2010
     Merriman Leveraged Growth Fund      4,940,955       2010

C. INCOME RECOGNITION. Dividend income and distributions to shareholders are recorded on the "ex-dividend" date. Interest income is accrued daily.

D. SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses from security transactions are determined using the identified cost basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net income and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for post-October losses.

F. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the report period. Actual results may differ from these estimates.

NOTE 3 - INVESTMENT MANAGEMENT AGREEMENT

     Merriman Investment Management Company (the "Manager") receives investment advisory fees from the Funds. As compensation for its services, the Manager is paid a fee which is calculated at an annual rate based on the average daily net assets of each Fund as follows:

                                HIGH YIELD BOND        OTHER TWO
                                      FUND               FUNDS
                                      ----               -----
     On the first $250 million       1.000%              1.250%
     On the next $250 million        .875%               1.125%
     On all above $500 million       .750%               1.000%

The Manager has agreed to limit each Fund's expenses. In the event that a Fund's expenses exceed any such limitations, the Manager either waives its fees and/or reimburses such fund to the extent required to conform to such limitations. Currently, the maximum expense which each Fund may incur, expressed as a percentage of average net assets, is 2.5% of the first $30 million, 2% of the next $70 million, and 1.5% of all over $100 million.

The Manager has voluntarily reduced the expense limit to 2% of the first $30 million in net assets, 1.5% on the next $70 million, and 1% of net assets over $100 million for the Merriman Growth & Income Fund and Merriman Leveraged Growth Fund (exclusive of interest expense), and to 1.5% on the first $30 million in net assets and 1.0% of net assets over $30 million for the Merriman High Yield Bond Fund.

For the year ended September 30, 2002, the Advisor made expense reimbursements in the amount of $20,061to the Merriman High Yield Bond Fund, $1,451to the Merriman Growth & Income Fund and $9,459 to the Merriman Leveraged Growth Fund.

Certain trustees and officers of the trust are also officers of the Manager.

NOTE 4 - BANK LINE OF CREDIT

     The Merriman Leveraged Growth Fund pays $16,000 per year (included in interest expense) to maintain an unsecured $8,000,000 bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. No compensating balances are required. Balance outstanding at September 30, 2002 was $0.

                           MERRIMAN INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5 - TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS:
Tax Components of Distribution to Shareholders:

                                                  Ordinary Income                      Long-Term Capital Gains
                                           $ amount        Per share amount        $ amount        Per share amount
Merriman High Yield Bond Fund
        2002                              $ 109,668           $0.1929              $      -          $       -
        2001                                384,517            0.5800                     -                  -

Merriman Growth & Income Fund
        2002                                 45,748            0.0281                     -                  -
        2001                                157,450            0.1969               689,128             0.8618

Merriman Leveraged Growth Fund
        2002                                192,037            0.0723                     -                  -
        2001                                503,764            0.2848             3,206,536             2.0411

As of September 30, 2002, components of distributable earnings on a tax basis are as follows:

                                             MERRIMAN            MERRIMAN         MERRIMAN
                                         HIGH YIELD BOND     GROWTH & INCOME   LEVERAGED GROWTH
                                               FUND                FUND              FUND
                                               ----                ----              ----
Undistributed Ordinary Income             $       2,785          $       -       $         -
Capital Loss Carry Forward                     (594,693)        (1,620,689)       (4,940,955)
Post-October Capital Losses                    (238,425)          (331,514)         (633,380)
Unrealized appreciation/(depreciation)           16,001           (145,293)         (298,840)

On September 30, 2002, undistributed net investment income was increased by $0, $65,515 and $198,125, accumulated net realized gains were decreased by $2,179, $0 and $0 and paid in capital was increased (decreased) by $2,179, ($65,515) and ($198,125) for the Merriman High Yield Bond Fund, the Merriman Growth & Income Fund and Merriman Leveraged Growth Fund, respectively, as a result of net operating losses and other reclassifications. Net assets of the Funds were unaffected by the reclassifications discussed above.

                           MERRIMAN INVESTMENT TRUST
                         NOTES TO FINANCIAL STATEMENTS


NOTE 6 - CAPITAL SHARES

     At September 30, 2002, there were an unlimited number of no par value shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        MERRIMAN HIGH YIELD BOND FUND                          MERRIMAN GROWTH & Income Fund
                                        -----------------------------                          -----------------------------
                                     YEAR ENDED               YEAR ENDED                YEAR ENDED                      YEAR ENDED
                                    SEPTEMBER 30,            SEPTEMBER 30,              SEPTEMBER 30,                  SEPTEMBER 30,
                                        2002                     2001                       2002                           2001
                                        ----                     ----                       ----                           ----
                                SHARES        VALUE       SHARES        VALUE       SHARES        VALUE        SHARES      VALUE
                                ------        -----       ------        -----       ------        -----        ------      -----
Shares sold................     32,112    $   284,116     46,457    $   460,621     124,082    $   916,307      29,912    $ 247,381
Shares issued in connection
  with the acquisition
  of Merriman Asset

Shares issued in
  reinvestment  of
  distributions............     11,428        101,682     37,044        354,881       5,903         44,629      99,831      837,581
                                ------        -------     ------        -------       -----         ------      ------      -------
                                43,540        385,798     83,501        815,502     129,985        960,936   1,089,504    8,201,179
Shares redeemed               (214,891)    (1,911,912)  (170,115)    (1,677,979)   (348,305)    (2,575,294)    178,774)  (1,507,291)
                              --------     ----------   --------     ----------    --------     ----------    --------   ----------
Net increase (decrease)       (171,351)   $(1,526,114)   (86,614    $  (862,477)   (218,320    $(1,614,358)    910,730  $ 6,693,888
                              ========    ===========    =======    ===========    ========    ===========     =======  ===========


                                         MERRIMAN LEVERAGED GROWTH FUND
                                         ------------------------------
                                      YEAR ENDED                    YEAR ENDED
                                    SEPTEMBER 30,                 SEPTEMBER 30,
                                        2002                          2001
                                        ----                          ----
                                 SHARES        VALUE           SHARES         VALUE
                                 ------        -----           ------         -----
Shares sold................     968,037    $ 7,506,679        158,329    $  1,555,256
Shares issued in connection
  with the acquisition
  of Merriman Capital
  Appreciation Fund                  --             --        937,998       7,588,288
Shares issued in
  reinvestment of
  distributions                   22,616        188,840       368,929       3,665,895
                                  ------        -------       -------       ---------
                                 990,653      7,695,519     1,465,256      12,809,439
Shares redeemed               (1,247,478)    (9,785,131)     (286,483)     (2,795,066)
                              ----------     ----------      --------      ----------
Net increase (decrease)         (256,825)   $(2,089,612)    1,178,773    $ 10,014,373
                                ========    ===========     =========    ============

NOTE 7 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than short-term investments and money market funds for the year ended September 30, 2002 were as follows:

                                      Purchases          Sales
                                      ---------          -----
Merriman High Yield Bond Fund       $ 6,990,996       $ 5,970,370
Merriman Growth & Income Fund        16,959,010        16,138,880
Merriman Leveraged Growth Fund       60,717,964        57,651,925

                 See Accompanying Notes to Financial Statements

TRUSTEES AND OFFICERS
(UNAUDITED)

     The business of the Funds is managed by the Board of Trustees under Massachusetts law. The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Some officers and Trustees of the Trust are also officers and control persons of the Funds' investment manager, as shown below.

                                                                                                         NUMBER OF
                                                                           PRINCIPAL                  PORTFOLIOS IN        OTHER
                                                   TERM OF OFFICE       OCCUPATION(S)                 FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS               POSITION(S)         AND LENGTH OF         DURING THE                   OVERSEEN BY        HELD BY
       AND AGE                HELD WITH FUND         TIME SERVED        PAST FIVE YEARS                  DIRECTOR        DIRECTOR
David A. Ederer, Age 60          Trustee             2-22-88 to      Since 1974, Managing                    3         Mr. Ederer
4919 NE Laurelcrest Lane                               Present       Partner of D.A. Ederer                            serves as a
Seattle, WA 98105                                                    Company, a private                                member of
                                                                     investment company. In                            The Board of
                                                                     connection therewith, Mr.                         Cascade
                                                                     Ederer serves as an                               Natural Gas,
                                                                     Executive Officer and holds                       Inc. (1990 to
                                                                     a substantial ownership position                  Present)
                                                                     in numerous industrial and
                                                                     service companies.

Paul A. Merriman, Age 59 *      President and         2-22-88 to     Since 1983, Presdient and Chief          3        None
1200 Westlake Ave N, Suite 700     Trustee              Present      Executive Officer of Merriman
Seattle, WA 98109                                                    Capital Management, Inc. an
                                                                     investment advisory firm.  Since
                                                                     October 1987, General Partner of
                                                                     Merriman Investment Management
                                                                     Company, the Trust's Investment
                                                                     Manager, whose advisory contract
                                                                     was assigned to Merriman Capital
                                                                     Management, Inc., an affiliated
                                                                     company, on January 1, 2002.

William L. Notaro, Age 60 *      Executive Vice        2-22-88 to    Since 1981, owner of Wm. L. Notaro        3       None
35011 Rhododendron Dr SE       President, Secretary,                 Present & Company, a Seattle Investment
Snoqualmie, WA  98065           Treasurer & Trustee                  Advisory firm.  Since October 1987
                                                                     Exec. Vice President and Chief
                                                                     Operating Office of Merriman
                                                                     Investment Management Company,
                                                                     The Trust's Investment Manager,
                                                                     whose advisory contract was assigned
                                                                     to Merriman Capital Management, Inc.
                                                                     on January 1, 2002.

Ben W. Reppond, Age 56              Trustee            2-22-88 to    Since 1981, General Manager and           3       None
13217 9th Avenue NW                                     Present      Chief Executive Officer, Benefit Port
Seattle, WA 98177                                                    NW, an insurance brokerage firm.

Donald E. West, Age 71              Trustee           10-21-98 to     Retired Boeing Company Management        3       None
4655 - 90th Avenue SE                                   Present       Engineer.
Mercer Island, WA 98040

* Trustees deemed to be an "interested person" of the Trust, as defined in the Investment Company Act of 1940.
                 See Accompanying Notes to Financial Statements

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To The Board of Trustees and Shareholders of Merriman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Merriman Investment Trust, consisting of the Merriman High Yield Bond Fund, Merriman Growth & Income Fund, and Merriman Leveraged Growth Fund as of September 30, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows of Merriman Leveraged Growth Fund for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Merriman Investment Trust at September 30, 2002, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, Merriman Leveraged Growth cash flows for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania                                  Tait, Weller & Baker
October 17, 2002

GRAPHIC OMITTED  MERRIMAN
                 INVESTMENT TRUST
                 1200 Westlake Avenue North Suite 700
                 Seattle, Washington  98109
                 1-800-423-4893

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